                                                                     EXHIBIT 3.1


                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

     IT IS HEREBY CERTIFIED that the attached is/are true and correct copies of the following described document(s) on file in this office:


                                   FWT, INC.
                               FILE NO. 154118-00

ARTICLES OF INCORPORATION                                 MARCH 19, 1959
ARTICLES OF AMENDMENT                                 SEPTEMBER 17, 1959
CHANGE OF REGISTERED OFFICE AND/OR AGENT                JANUARY 15, 1062
ARTICLES OF AMENDMENT                                     APRIL 24, 1967
CHANGE OF REGISTERED OFFICE AND/OR AGENT                  APRIL 26, 1977
ASSUMED NAME CERTIFICATE                                  APRIL 11, 1986
ARTICLES OF AMENDMENT                                  NOVEMBER 05, 1986
ARTICLES OF AMENDMENT                                  NOVEMBER 30, 1990
ARTICLES OF AMENDMENT                                      JULY 16, 1997




                                        IN TESTIMONY WHEREOF, I have hereunto
                                        signed my name officially and caused to
                                        be impressed hereon the Seal of State at my office in the City of Austin, on November 4, 1997.



[SEAL]

                                        /s/ ANTONIO O. GARZA, JR.
                                        --------------------------------
                                        Antonio O. Garza, Jr.        MAC
                                         Secretary of State

                           ARTICLES OF INCORPORATION


         WE, THE UNDERSIGNED natural persons of the age of twenty-one (21) years or more, at least two of whom are citizens of the State of Texas, acting as incorporators or a Corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such Corporation:

                                  ARTICLE ONE

         The name of the corporation is TOMMY MOORE, INC.

                                  ARTICLE TWO

         The period of its duration is shall be fifty (50) years.

                                 ARTICLE THREE

         The purpose or purposes for which this corporation, TOMMY MOORE, INC., is organized are: the sale, erection and rental of antenna towers.

                                  ARTICLE FOUR

         The aggregate number of shares which this corporation, TOMMY MOORE, INC., shall have authority to issue one hundred (100) shares with a par value of TEN ($10.00) DOLLARS each.

                                  ARTICLE FIVE

         The TOMMY MOORE, INC. will not commence business until it has received for the issuance of its shares consideration of the value of ONE THOUSAND DOLLARS($l000.00) in actual cash paid in.

                                  ARTICLE SIX

         The post office address of its initial registered office is 2621 Cravens Rd., Fort Worth 12, Texas; and the name of its initial registered agent at such address is Tommy Moore.

                                 ARTICLE SEVEN

         The number of directors constituting the initial board of directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:

         T. W. Moore              President
         George Parks             Vice-President
         Irvin W. Shelman         Secretary-Treasurer


                                 ARTICLE EIGHT

         The names and addresses of the three incorporators are:

T. W. Moore               2621 Cravens Rd.         Fort Worth 12, Texas
George Parks              3413 Bilglade Rd.        Fort Worth, Texas
Irvin W. Shelman          5100 Cliffview Dr.       Fort Worth 12, Texas

         IN WITNESS WHEREOF, we have hereunto set our hands, this the 18th day of March, 1959.

                                        /s/ T.W. MOORE
                                        ------------------------------
                                        T. W. Moore


                                        /s/ GEORGE PARKS
                                        ------------------------------
                                        George Parks


                                        /s/ IRVIN W. SHELMAN
                                        ------------------------------
                                        Irvin W. Shelman

THE STATE OF TEXAS
COUNTY OF TARRANT

         I, Dorothy Downey, a notary public DO HEREBY CERTIFY THAT on this 18th day of March, 1959, personally appeared before me, T. W. Moore, George Parks, and Irvin W. Shelman, who each being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.


                                        /s/ DOROTHY DOWNEY
[NOTARY SEAL]                           ------------------------------
                                        Dorothy Downey Notary Public
                                        in and for Tarrant County, Texas

THE STATE OF TEXAS
                                  AFFIDAVIT
COUNTY OF TARRANT

         BEFORE ME, THE UNDERSIGNED AUTHORITY, on this day personally appeared
T. W. Moore, George Parks, And Irvin W. Shelman, known to me to be the persons whose names are subscribed below, who, having first being duly sworn by me, on oath deposed and said, each for himself:

         "That they are the identical parties who executed the charter of TOMMY MOORE, INC., which is sought to be incorporated under the laws of the State of Texas; that 100% of the full amount of the capital stock with par value, to be issued by said corporation, namely $1000.00 has been paid for and deposited in the First National Bank of Handley, Fort Worth, Texas in an account titled TOMMY MOORE, INC.; that the following are the names, residences and post office addresses of the parties subscribing to the said capital stock as already paid in:

T. W. Moore               2621 Cravens Rd.         Fort Worth 12, Texas
George Parks              3413 Bilglade Rd.        Fort Worth, Texas
Irvin W. Shelman          5100 Cliffview Dr.       Fort Worth 12, Texas

         That the amount subscribed by each and the amount already paid into such proposed corporation by each is as follows:

NAMES                     AMOUNT SUBSCRIBED                 AMOUNT PAID
T. W. Moore               $ 500.00                          $ 500.00
George Parks                 20.00                             20.00
Irvin W. Shelman             80.00                             80.00
Betty Jo Moore              400.00                            400.00

         The above described payments being made all in cash.

                                        /s/ T. W. MOORE
                                        ------------------------------
                                        T. W. Moore

                                        /s/ GEORGE PARKS
                                        ------------------------------
                                        George Parks

                                        /s/ IRVIN W. SHELMAN
                                        ------------------------------
                                        Irvin W. Shelman

THE STATE OF TEXAS
COUNTY OF TARRANT

         I, Dorothy Downey, a notary public DO HEREBY CERTIFY THAT on this 18th day of March, 1959, personally appeared before me, T. W. Moore, George Parks, and Irvin W. Shelman, who each being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.

                                        /s/ DOROTHY DOWNEY
                                        ------------------------------
                                        Dorothy Downey Notary Public
                                        in and for Tarrant County, Texas

                            ARTICLES OF AMENDMENT



         1. The name of the Corporation is TOMMY MOORE, INC., charter number 154118.

         2. Article THREE is amended to read: "The purpose or purposes for which the Corporation is organized are:

                 (a)      To engage in a general mercantile business.

                 (b) To render and charge for services of every kind and character which the Corporation may legally perform.

                 (c) To engage in a general manufacturing and distributing business, and to do everything necessary, proper, advisable or convenient for the accomplishment of the purposes hereinabove set forth."

         Article FOUR is amended to read: "The aggregate number of shares which this Corporation, TOMMY MOORE, INC., shall have authority to issue is ONE THOUSAND (1000) shares with a par value of TEN ($10.00) DOLLARS EACH.

         3. The date of the adoption of the amendments by the stock-holders is August 15, 1959.

         4.      The number of shares outstanding was ONE HUNDRED (100)

                 The number of shares entitled to vote on the amendment was ONE HUNDRED (100).

         5.      The number of shares voting for the amendment was ONE HUNDRED
(100) and none voted against it.


                                        TOMMY MOORE, INC.

                                        by      /s/ T.W. MOORE
                                            ------------------------------
                                                   PRESIDENT


ATTEST:

/s/ B. MOORE
------------------------------
Secretary

THE STATE OF TEXAS
COUNTY OF TARRANT

         I, C. L. McLaughlin, a notary public DO HEREBY CERTIFY THAT on this 15th. day of September, 1959, personally appeared before me, T. W. Moore, President, TOMMY MOORE, INC., being by me first duly sworn, severally declare that he is the person who signed the foregoing document, and that the statements therein contained are true.

                                        /s/ C.L. MCLAUGHLIN
                                        --------------------------------
                                        C. L. McLaughlin,  Notary Public
                                        in and for Tarrant County, Texas

Secretary of State
Austin, Texas

Gentlemen:

         It is the desire of TOMMY MOORE, INC., charter number 154118 to change the Post office address of its registered office.

         The following information is hereby furnished:

1.       The name of the corporation is TOMMY MOORE, INC.

2.       Current address of registered office is 2621 Cravens Rd., Fort Worth,
         Texas.

3. New address of registered office is to be 6404 Brentwood Dr., Fort Worth, Texas.

4.       The name of the registered agent is T. W. Moore.

5. The Post office address of the registered office and the Post office address of the business office of the registered agent are identical.

6. The change of address of the registered office was authorized by resolution duly adopted by the board of directors.

         Enclosed please find Money Order for $1.00 to cover the cost of the change of address.

         If further information is needed, please advise.

                                        TOMMY MOORE INC.

                                        by      /s/ T.W. MOORE
                                            ------------------------------
                                                   PRESIDENT

ATTEST:

/s/ B. MOORE
------------------------------
Secretary

THE STATE OF TEXAS
COUNTY OF TARRANT

         I, Claudia M. Franklin, a notary public DO HEREBY CERTIFY THAT on this l9th day of December 1961, personally appeared before me, T. W. Moore, President, TOMMY MOORE, INC., being by me first duly sworn, severally declare that he is the person who signed the foregoing document, and that the statements therein contained are true.

                                        /s/ CLAUDIA M. FRANKLIN
                                        ----------------------------------
                                        Claudia M. Franklin  Notary Public
                                        In and for Tarrant County, Texas

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                               TOMMY MOORE, INC.

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         ARTICLE ONE. The name of the corporation is TOMMY MOORE, INC.

         ARTICLE TWO. The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on April 14, 1967:

                 1. "ARTICLE TWO: The period of its duration is perpetual."

                 2. "ARTICLE THREE: The purposes for which this corporation is organized are:

        (a) To engage in the business of selling, erecting, and renting antenna towers.

        (b) To engage in the business of farming and ranching, but without authority to engage in the business of operating stockyards or of slaughtering, refrigerating, canning, curing or packing meat.

        (c) To engage at wholesale or retail in the mercantile business.

        (d) To manufacture, distribute and sell articles, machines, goods, wares or merchandise.

        (e) To own, utilize, license or otherwise deal with respect to patents, copyrights, licenses and permits.

        (f) To own, improve, subdivide, sell, rent or lease real estate to the extent, but only to the extent, that such ownership, improvement, subdivision, selling, renting or leasing is not contrary to the laws of the State where such real estate is located; and subject specifically to the limitations and restrictions of Article 1302-4.05, Miscellaneous Corporation Laws Act, Vernon's Civil Statutes of the State of Texas, Annotated."

         ARTICLE THREE. The number of shares of the corporation outstanding at the time of such adoption was 1000, and the number of shares entitled to vote thereon was 100.

         ARTICLE FOUR. The number of shares voted for such amendments was 100, and the number of shares voted against such amendments was none.

         Dated April 19, 1967.

                                        TOMMY MOORE, INC.

                                        By  /s/ T.W. MOORE
                                            ------------------------------
                                                President

                                        And  /s/ B. MOORE
                                             ------------------------------
                                                Secretary

STATE OF TEXAS            )
                          :
COUNTY OF TARRANT         )

         I, Zella Mae Horton, a Notary Public, do hereby certify that on this 19th day of April, 1967, personally appeared before me T. W. Moore, who declared he is the President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                        /s/ ZELLA MAE HORTON
                                        ---------------------------------------
                                        Notary Public for Tarrant County, Texas

                                        My Commission expires: 6/l/67

                              STATEMENT OF CHANGE
                            OF REGISTERED OFFICE OF
                               TOMMY MOORE, INC.

         Pursuant to the provisions of Article 2.10 of the Texas Business Corporation Act, the undersigned corporation organized under the laws of the State of Texas, submits the following statement for the purpose of changing its registered office in the State of Texas:

                 1.       The name of the corporation is TOMMY MOORE, INC.

                 2. The post office address of its present registered office is 6404 Brentwood Dr., Fort Worth, Texas.

                 3. The post office address to which its registered office is to be changed is 1901 East Loop 820 South, Fort Worth, Texas 76112.

                 4. There is no change in its present registered agent, Tommy Moore.

                 5. The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

                 6. Such change was authorized by resolution duly adopted by its Board of Directors.

Dated April 11th, 1977.


                                        TOMMY MOORE, INC.

                                        By      /s/ T.W. MOORE
                                           ------------------------------
                                                   President

                                        and     /s/ B. MOORE
                                           ------------------------------
                                                   Secretary


SWORN TO April 11th, 1977.

                                                /s/ ILLEGIBLE
                                        -------------------------------
                                        Notary Pubic in and for Tarrant
                                        County, Texas. My Commission
                                        Expires: July 13, 1978

                            ASSUMED NAME CERTIFICATE

1. The name under which the business is or is to be conducted or rendered is (FORT WORTH TOWER COMPANY.)

2. The name of the incorporated business as stated in its Articles of Incorporation is Tommy Moore, Inc., and the charter number is 154118.

3. The state under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1901 East Loop 820 South, Fort Worth, Texas 76112.

4. The period during which the assumed name will be used is ten (10) years.

5.       The corporation is a business corporation.

6. The address of the registered office is 1901 East Loop 820 South, Fort Worth, Texas 76112, and the name of its registered agent at such address is Betty Moore. The address of the principal office is 1901 East Loop 820 South, Fort Worth, Texas 76112.

7. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are as follows: All Counties in the State of Texas.

                                        TOMMY MOORE, INC.

                                        BY: /s/ B. MOORE
                                            ----------------------------------
                                            B.MOORE, SECRETARY-TREASURER

Before me on this 9th day of April, 1986, personally appeared B. Moore, Secretary-Treasurer of Tommy Moore, Inc., a Texas Corporation, and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.

                                        /s/ SUSAN TERRELL
                                        ---------------------------------------
                                        Notary Public, State of Texas

                                        10/17/89
                                        --------------------------------------
                                        Commission Expires

                                        Susan Terrell
                                        --------------------------------------
                                        Printed Name

                          ARTICLES OF AMENDMENT BY THE
                              SHAREHOLDERS TO THE
                           ARTICLES OF INCORPORATION
                              OF TOMMY MOORE, INC.

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the, undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which change the name of the corporation.

         ARTICLE ONE.  The name of the corporation is TOMMY MOORE, INC.

         ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on November 4, 1986:

                 Article One of the Articles of Incorporation is hereby amended to read as follows: "The name of the corporation is FORT WORTH TOWER COMPANY, INC."

         ARTICLE THREE. The number of shares of the Corporation outstanding at the time of such adoption was 100; and the number of shares entitled to vote thereon was 100.

         ARTICLE FOUR. The number of shares voted for such amendment was 100; and the number of shares voted against such amendment was 0.

         DATED: November 4, 1986.


                                     TOMMY MOORE, INC.

                                     By:  /s/ TOMMY MOORE
                                          -------------------------------------
                                          Tommy Moore, President

                                     By:  /s/ BETTY MOORE
                                          -------------------------------------
                                          Betty Moore, Secretary - Treasurer

STATE OF TEXAS            Section
                          Section
COUNTY OF TARRANT         Section

         I, a Notary Public, do hereby certify that on this 4th day of November, 1986, personally appeared before me Tommy Moore, who being by me first duly sworn, declared that he is the president of Tommy Moore, Inc., that he signed the foregoing document as president of said corporation and that the statements therein are true.

                                          /s/ SUSAN TERRELL
                                          -------------------------------------
                                          Notary Public, State of Texas

My Commission expires:                    Notary's Printed Name:

     10/17/89                             Susan Terrell
--------------------------------          -------------------------------------

                          ARTICLES OF AMENDMENT BY THE
                              SHAREHOLDERS TO THE
                           ARTICLES OF INCORPORATION
                       OF FORT WORTH TOWER COMPANY, INC.

         Pursuant to the provisions of the Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which change the name of the corporation.

         ARTICLE ONE. The name of the corporation is FORT WORTH TOWER COMPANY, INC.

         ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on November 19, 1990:

                 Article One of the articles of Incorporation is hereby amended to read as follows: "The name of the corporation is FWT, INC."

         ARTICLE THREE. The number of shares of the Corporation outstanding at the time of such adoption was 372; and the number of shares entitled to vote thereon was 372.

         ARTICLE FOUR. The number of shares voted for such amendment was 372; and the number of shares voted against such amendment was 0.

         DATED:  November 19, 1990.

FORT WORTH TOWER COMPANY, INC.

By:  /s/ TOMMY MOORE
     ------------------------------------
     Tommy Moore, President

By:  /s/ BETTY MOORE
     ------------------------------------
     Betty Moore, Secretary - Treasurer

                          CORPORATION ACKNOWLEDGEMENT

THE STATE OF TEXAS,       )
COUNTY OF TARRANT         )

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared TOMMY MOORE, PRESIDENT AND BETTY MOORE, SECRETARY/TREASURER, known to me to be the person and office whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FORT WORTH TOWER COMPANY, INC. a corporation, and that they executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 19th day of November, A.D. 1990.

                              /s/ BILLY J. BALLWEG
                              ------------------------------------------------
                              Notary Public in and for Tarrant County, Texas

                          ARTICLES OF AMENDMENT BY THE
                              SHAREHOLDERS TO THE
                           ARTICLES OF INCORPORATION
                                  OF FWT, INC.

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which changes the percentage of outstanding shares of stock required to approve the sale or other disposition of all or substantially all of the assets of the Corporation.

         ARTICLE ONE. The name of the corporation is FWT, INC. (the "Corporation").

         ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the Corporation on June 27, 1997:

                 The following new Article Nine is an addition to the original Articles of Incorporation and the full text of the Article added reads as follows:

                                  ARTICLE NINE

               DISPOSITION OF SUBSTANTIALLY ALL CORPORATE ASSETS

                 The Corporation may sell, lease, convey, exchange, transfer or otherwise dispose of all or substantially all of its assets if the principal terms are approved by the Board of Directors of the Corporation and the principal terms are approved by the vote or the written consent of the holders of in excess of fifty percent (50.0%) of the outstanding voting shares of the Corporation and not otherwise.

         ARTICLE THREE. The number of shares of the Corporation outstanding at the time of such adoption was 376; and the number of shares entitled to vote thereon was 376.

         ARTICLE FOUR. The number of shares voted for such amendment was 376 and the number of shares voted against such amendment was zero.

         DATED: June 30, 1997.


                                        FWT, INC.

                                        By:   /s/ BETTY MOORE
                                             ----------------------------------
                                             Betty Moore, Secretary - Treasurer

STATE OF TEXAS        Section
                      Section
COUNTY OF TARRANT     Section

         I, a Notary Public, do hereby certify that on this 30th day of June, 1997, personally appeared before me Betty Moore, secretary-treasurer of FWT, Inc., that she signed the foregoing document as secretary-treasurer of said corporation and that the statements therein are true.

   [seal]        DONNA L. HAYEK
              MY COMMISSION EXPIRES
                January 11, 1999

                                            /s/ DONNA L. HAYEK
                                            -----------------------------------
                                            Notary  Public, State of Texas

My Commission expires:                      Notary's Printed Name:

      1-11-99                                   Donna L. Hayek
----------------------                      -----------------------------------